Exhibit 99.1

Lazydays and Campers Inn RV Announce Intended Acquisition

Tampa, FL – September 16, 2025 – Lazydays Holdings, Inc. (“Lazydays”) (NasdaqCM: GORV) and Campers Inn Holding Corp. (“Campers Inn RV”), the nation’s largest family-operated RV dealership group, today announced the entry into a letter of intent (“LOI”) for the acquisition by Campers Inn RV or its affiliate of substantially all of the assets of Lazydays and its subsidiaries (the “Transaction”).

Ron Fleming, CEO of Lazydays, said:

“Throughout our 49-year history, Lazydays has played a leading role in the RV industry, recognized for giving our customers a great sales and service experience, and being pivotal to their RV adventures. It has been a transformative few years as an industry, and within Lazydays, while navigating a rapidly evolving industry and an increasingly complex retail landscape. Lazydays was built on the core values of Customer First, Teamwork, Professionalism, Accountability, Family, and Fun, and we have no doubt Campers Inn RV will continue to uphold these values for many years to come with our customers, our employees, and our OEM partners.”

After the closing, Campers Inn RV plans to continue the operation of Lazydays’ dealerships in Tucson, AZ; Johnstown, CO; Seffner, FL; Knoxville, TN; and St. George, UT. Campers Inn RV is assessing whether to continue to operate Lazydays’ other dealerships after the closing of the Transaction. The LOI states that the Transaction may close in a series of site-by-site closings if mutually agreed by the parties, and that Campers Inn RV’s target final closing date is before Thanksgiving and no later than December 1, 2025. The Transaction would expand Campers Inn RV’s nationwide presence to 48 dealership locations across 22 states.

If consummated, the acquisition would provide Campers Inn RV with its first entry into Tennessee, Colorado, and Utah. After the closing of the Transaction, Lazydays’ Tampa-area dealership in Seffner, FL is expected to operate under the name “Lazydays by Campers Inn RV.” In addition, Campers Inn RV plans to grow the Tampa facility through numerous customer rallies, enhanced service, and a unique experience. Lazydays and Campers Inn RV customers alike will benefit from a larger coast-to-coast service network, a broader selection of new and pre-owned RVs, and the support of a dealership group that has been family-owned and operated since 1966.

Jeff Hirsch, CEO of Campers Inn RV, said:

“The potential acquisition of Lazydays is more than a business decision; it’s a reflection of our shared values and a continuation of the traditions that have guided Campers Inn RV since our founding nearly 60 years ago. Both companies have always believed in treating customers and employees with dignity, respect, and care. Together, we are creating a future that would not only expand our national presence but strengthen the culture of service and integrity that defines who we are.

“By uniting two legacies under one family of dealerships, Campers Inn RV aims to position itself for long-term success while remaining true to its roots. Customers will be able to expect the same dedication, care, and support they have always known, while employees will find new opportunities to grow in a company that values people first. This acquisition would ensure that the Campers Inn RV and Lazydays traditions will not only endure but thrive for generations to come.”

Ben Hirsch, COO of Campers Inn RV, added:

“The Lazydays story is truly a great one in our industry, and one that we are excited for the chance to continue for decades to come. The Tampa location, located on 129 acres, is the largest single-point RV dealership in the world and has a unique offering for customers – offerings that we are excited to enhance for customers’ benefit. In addition, adding the locations in Tennessee, Colorado, Arizona, and Utah would enhance our national footprint and allow us to continue to be the largest family-operated RV dealership group. We are in the process of assessing Lazydays’ other locations and will make further determinations as we progress through the process.”

Important Additional Information and Risk Factors for Lazydays Stakeholders

Lazydays urges its stakeholders to read the Current Report on Form 8-K filed by it today with the U.S. Securities and Exchange Commission (“SEC”) for additional important information regarding the Transaction, including that the LOI is nonbinding, except with respect to a deposit, exclusivity provisions and a termination fee, and regarding risk factors, including that the estimated purchase price for the Transaction under the terms of the LOI is projected to be less than the total amount of secured and unsecured liabilities of Lazydays and the stockholders of Lazydays may receive no recovery in the Transaction, depending on various future factors and developments through any closing. Lazydays entered into the LOI following a thorough process coordinated by Lazydays’ investment banker for Lazydays to evaluate its strategic options and alternatives.

About Campers Inn RV

Campers Inn RV is one of the most awarded RV dealers in the country, remains family owned and operated, and is focused on sustainable growth. The company has planned openings for the following locations over the coming months: Myrtle Beach Supercenter, Milford MA, Washington PA – and is expecting to surpass 50 locations in 2026.

For more information about Campers Inn RV, visit www.campersinn.com.

About Lazydays

Lazydays has been a prominent player in the RV industry since its inception in 1976, earning a stellar reputation for delivering exceptional RV sales, service, and ownership experiences. Lazydays’ commitment to excellence has led to enduring relationships with RVers and their families who rely on Lazydays for all of their RV needs.

Lazydays’ wide selection of RV brands from top manufacturers, state-of-the-art service facilities, and an extensive range of accessories and parts ensure that Lazydays is the go-to destination for RV enthusiasts seeking everything they need for their journeys on the road. Whether you’re a seasoned RVer or just starting your adventure, the dedicated team is here to provide outstanding support and guidance, making your RV lifestyle truly extraordinary.

Lazydays is a publicly listed company on the Nasdaq stock exchange under the ticker “GORV.”

Forward Looking Statements

This press release includes “forward-looking statements” within the meaning of the “Safe-Harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward looking statements include statements regarding Campers Inn RV’s and Lazydays’ goals, plans, projections and guidance regarding the parties’ financial and liquidity position, results of operations, market position, pending and potential future transactions and business strategy, and often contain words such as “may,” “will,” “possible,” “project,” “outlook,” “expect,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” “seek,” “would,” “should,” “likely,” “goal,” “strategy,” “future,” “maintain,” “continue,” “remain,” or “target” and similar references to future periods. Examples of forward-looking statements in this press release include, among others, all nonbinding statements in the LOI, statements regarding the consummation of the proposed Transaction and the anticipated benefits thereof, including the timing and anticipated closing date of the Transaction.

By their nature, forward-looking statements involve risks and uncertainties because they relate to events that depend on circumstances that may or may not occur in the future. Forward-looking statements are not guarantees of future results or occurrences, and the actual results or occurrences may differ materially from those made in the forward-looking statements in this press release. The risks and uncertainties that could cause actual results or occurrences to differ materially from forward-looking statements include, without limitation: future economic and financial conditions (both nationally and locally); changes in customer demand; the parties’ relationship with, and the financial and operational stability of, vehicle manufacturers and other suppliers; risks associated with Lazydays’ indebtedness (including its ability to obtain further waivers or amendments to credit agreements, the actions or inactions of its lenders, available borrowing capacity, its compliance with covenants and its ability to refinance or repay indebtedness on terms acceptable to Lazydays); acts of God or other incidents which may adversely impact the parties’ operations and financial performance; government regulations; legislation; the risk that the Transaction does not close when expected or at all; the risk that the benefits from the Transaction may not be fully realized or may take longer to realize than expected; the ability to promptly and effectively integrate the operations of Lazydays’ dealerships following the closing of the Transaction; the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; reputational risks and potential adverse reactions of the parties’ customers, employees or other business partners; the diversion of the parties’ management’s attention and time from ongoing business operations and opportunities due to the Transaction; and the risks set forth under the heading “Additional Risk Factors” in the Form 8-K filed by Lazydays with the SEC on the date hereof; and other risks and uncertainties set forth throughout under the headers “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” and in the notes to Lazydays’ financial statements, in Lazydays’ most recent Quarterly Report on Form 10-Q, Annual Report on Form 10-K and from time to time in its other filings with the SEC. We urge you to carefully consider this information and not place undue reliance on forward-looking statements.

There can be no assurance that the Transaction will be completed, or if it is completed, that it will close within the anticipated time period. While the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. The forward-looking statements relate only to events as of the date on which the statements are made. Neither Lazydays nor Campers Inn RV undertakes to update or revise, and expressly disclaims any obligation to update or revise, any of their forward-looking statements, whether resulting from circumstances or events that arise after the date the statements are made, new information, or otherwise, except as required by law.